UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) February 28, 2006

Consolidated Natural Gas Company

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-3196	54-1966737
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Tredegar Street Richmond, Virginia	23219
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code (804) 819-2000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On February 28, 2006, Dominion Resources, Inc. (“Dominion”) and its wholly-owned subsidiaries Virginia Electric and Power Company (“Virginia Power”) and Consolidated Natural Gas Company (“CNG”) entered into a $3.0 billion Five-Year Credit Agreement with JPMorgan Chase Bank, N.A., as Administrative Agent, Citibank, N.A., as Syndication Agent and Barclays Bank PLC, The Bank of Nova Scotia and Wachovia Bank, National Association, as Co-Documentation Agents. J.P.Morgan Securities Inc. and Citigroup Global Markets Inc. served as Joint Lead Arrangers and Joint Bookrunners. This credit facility replaces the $2.5 billion Five-Year Credit Agreement dated May 12, 2005. The previous agreement, under which no loans were outstanding, was terminated upon closing of the new facility. A copy of the new credit agreement is included as Exhibit 10.1.

On February 28, 2006, CNG entered into a $1.7 billion Amended and Restated Five-Year Credit Agreement with Barclays Bank PLC, as Administrative Agent, Barclays Bank PLC and KeyBank National Association, as Syndication Agents and SunTrust Bank, The Bank of Nova Scotia and ABN AMRO Bank N.V., as Co-Documentation Agents. Barclays Capital and KeyBank National Association served as Joint Lead Arrangers and Joint Bookrunners. This credit facility amends and restates the $1.75 billion Five-Year Credit Agreement dated August 17, 2005. A copy of the new credit agreement is included as Exhibit 10.2.

On February 28, 2006, CNG entered into a $1.05 billion 364-Day Credit Agreement with Barclays Bank PLC, as Administrative Agent, Barclays Bank PLC and KeyBank National Association, as Syndication Agents and The Bank of Nova Scotia, The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch and Mizuho Corporate Bank, Ltd., as Co-Documentation Agents. Barclays Capital and KeyBank National Association served as Joint Lead Arrangers and Joint Bookrunners. A copy of the new credit agreement is included as Exhibit 10.3.

Following the closing of the new Dominion, Virginia Power and CNG $3.0 billion Five-Year Credit Agreement and the new CNG $1.05 billion 364-Day Credit Agreement, Dominion and CNG terminated their $1.9 billion Credit Agreement dated January 11, 2006.

Item 9.01 Financial Statements and Exhibits

Exhibit
10.1	$3.0 billion Five-Year Credit Agreement dated February 28, 2006 among Dominion Resources, Inc., Virginia Electric and Power Company, Consolidated Natural Gas Company, JPMorgan Chase Bank, N.A., as Administrative Agent, Citibank, N.A., as Syndication Agent and Barclays Bank PLC, The Bank of Nova Scotia and Wachovia Bank, National Association, as Co-Documentation Agents and other lenders named therein (filed herewith).

10.2	$1.70 billion Amended and Restated Five-Year Credit Agreement dated February 28, 2006 among Consolidated Natural Gas Company, Barclays Bank PLC, as Administrative Agent, Barclays Bank PLC and KeyBank National Association, as Syndication Agents and SunTrust Bank, The Bank of Nova Scotia and ABN AMRO Bank N.V., as Co-Documentation Agents and other lenders as named therein (filed herewith).

10.3	$1.05 billion 364-Day Credit Agreement dated February 28, 2006 among Consolidated Natural Gas Company, Barclays Bank PLC, as Administrative Agent, Barclays Bank PLC and KeyBank National Association, as Syndication Agents, The Bank of Nova Scotia, The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch and Mizuho Corporate Bank, Ltd., as Co-Documentation Agents and other lenders as named therein (filed herewith).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSOLIDATED NATURAL GAS COMPANY Registrant

/s/ Patricia A. Wilkerson
Patricia A. Wilkerson Vice President and Corporate Secretary

Date: March 3, 2006